UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2006

                           Network  Installation  Corporation
             --------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)


                Nevada                   000-25499                88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



              5625 Arville St., Suite E, Las Vegas, NV              89118
            -------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)

                                 (702)  889-8777
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On June 9, 2006, we issued a convertible debenture to Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund II, LP. The debenture has a face amount of $1,920,000 and we received $1,600,000 after the discount was applied. We will pay a 10% annual coupon rate on the unpaid face amount of the debenture. The debenture is subject to automatic conversion at the end of 5 years from the date of issuance. On June 9, 2006, we also granted a warrant to Dutchess Private Equities Fund, LP to purchase up to a total of 1,920,000 shares of our common stock at an exercise price of $0.41 per share, subject to adjustment. The warrant expires five years after its original issuance.

With respect to the convertible debenture and warrant described above, we relied on the Section 4(2) and/or 4(6) exemptions from securities registration under the federal securities laws for transactions not involving any public offering. No advertising or general solicitation was employed in offering the securities. The securities were sold to sophisticated and/or accredited investors. The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing description of the terms and conditions of the Debenture and Warrant Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Debenture Agreement and the Warrant Agreement filed as exhibit 4.1 and exhibit 4.2, respectively, and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER          DESCRIPTION

4.1 Debenture Agreement by and among the Company, Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund II, LP, dated June 9, 2006.

4.2 Warrant Agreement between the Company and Dutchess Private Equities Fund, LP, dated June 9, 2006.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      Network  Installation  Corporation
                      -----------------------------------
                                 Registrant


Date:  June 16, 2006         By: /s/ Jeffrey  R.  Hultman
                                 --------------------------------
                                     Jeffrey  R.  Hultman
                                     President  &  Chief  Executive  Officer